Exhibit 10.05
CONVERTIBLE NOTE PURCHASE AND AMENDMENT AGREEMENT

Date:	September 17, 2010

To:	Symantec Corporation (“Counterparty”) 350 Ellis Street Mountain View, CA 94043
Telefax No.:	(650) 527-3055
Attention:	Treasurer

From:	Citibank, N.A. (“Dealer”)
Telefax No.:	(212) 723-8328
Transaction Reference Numbers: E06-00809 through E06-00828
          The purpose of this convertible note purchase and amendment agreement (this “Agreement”) is to set forth the terms and conditions of (i) the purchase (the “Purchase”) by Counterparty, and sale by Dealer, of Convertible Notes and (ii) the amendment (the “Amendment”) of the confirmation dated as of June 12, 2006, Transaction Reference Numbers E06-00809 through E06-00828, (the “Confirmation”), which supplemented, formed part of and is subject to the Master Terms and Conditions for Convertible Bond Hedging Transactions dated as of June 9, 2006 between Counterparty and Dealer (together with the Confirmation, the “Bond Hedge Documentation”). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Bond Hedge Documentation.
          1. Convertible Notes Purchase. Dealer agrees to sell, and Counterparty agrees to buy, 300,000 Convertible Notes (in denominations of USD1,000 principal amount) at a price per Convertible Note of $994.50 (the “Per Note Purchase Price”), plus accrued and unpaid interest of $2.02 on such Convertible Note from, and including, June 15, 2010 to, but excluding, the Payment Date, for a total payment of $298,956,250 (the “Aggregate Purchase Price”). The parties acknowledge and agree that the Per Note Purchase Price with respect to each Convertible Note of $994.50 equals (i) $1020.00, which represents the payment from Counterparty to Dealer for such Convertible Note, minus (ii) $25.50, which represents the amount of consideration for the Amendment. Closing of the Purchase shall take place on September 22, 2010 (the “Payment Date”), on which such date Counterparty shall pay to Dealer the Aggregate Purchase Price against Dealer’s delivery of the number of Convertible Notes specified above.
          2. Amendment. The parties hereby acknowledge that the Company has agreed on the date hereof to purchase 200,000 Convertible Notes from a third party on the Payment Date (the “Additional Purchase”). Effective upon the payment of the Aggregate Purchase Price and delivery of the number of Convertible Notes specified in paragraph 1 above on the Payment Date, for the purpose of maintaining the notional size of the Transaction to which the Confirmation relates unchanged following the purchase contemplated hereby and the Additional Purchase, the following terms of the Transaction to which the Confirmation relates shall be amended, as follows:

Number of Units:	600,000

Applicable Percentage:	41.667%
If the Additional Purchase is not consummated on the Payment Date, then, notwithstanding the foregoing, the following terms of the Transaction to which the Confirmation relates shall be amended, as follows:

Number of Units:	800,000

Applicable Percentage:	31.250%
          3. Representations and Warranties.

     (a) Each party represents and warrants to, and agrees with, the other party that:
     (i) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;
     (ii) it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;
     (iii) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;
     (iv) all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;
     (v) its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application, regardless of whether enforcement is sought in a proceeding in equity or at law); and
     (vi) it is an “eligible contract participant” as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended (the “CEA”), and this Agreement is subject to individual negotiation by the parties and has not been executed or traded on a “trading facility” as defined in Section 1a(33) of the CEA.
     (b) Counterparty represents and warrants to, and agrees with, Dealer as follows:
     (i) on the date hereof (A) Counterparty is not aware of any material nonpublic information regarding Counterparty or the Shares and (B) all reports and other documents filed by Counterparty with the Securities and Exchange Commission (“SEC”) when considered as a whole (with the more recent such reports and documents deemed to amend inconsistent statements contained in any earlier such reports and documents) pursuant to the Exchange Act of 1934, as amended (the “Exchange Act”) do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;
     (ii) without limiting the generality of Section 13.1 of the Definitions, Counterparty acknowledges that neither Dealer nor any of its affiliates is making any representations or warranties or taking a position or expressing any view with respect to the treatment of this Agreement under any accounting standards, including, without limitation, ASC Topic 260, Earnings Per Share, ASC Topic 815, Derivatives and Hedging, ASC Topic 480, Distinguishing Liabilities from Equity and ASC Topic 815-40, Derivatives and Hedging — Contracts in Entity’s Own Equity (or any successor issue statements);
     (iii) prior to the date hereof, Counterparty shall deliver to Dealer such evidence of the authority of Counterparty to enter into and perform the Purchase and the Amendment;
     (iv) Counterparty is not, and after giving effect to the transactions contemplated hereby will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

     (v) Counterparty understands that no obligations of Dealer to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Dealer or any governmental agency; and
     (vi) on the date hereof and on the Payment Date, (a) the assets of Counterparty at their fair valuation exceed the liabilities of Counterparty, including contingent liabilities, (b) the capital of Counterparty is adequate to conduct the business of Counterparty and (c) Counterparty has the ability to pay its debts and obligations as such debts mature and does not intend to, or does not believe that it will, incur debt beyond its ability to pay as such debts mature.
     (c) Counterparty acknowledges that Dealer may purchase Convertible Notes for its own accounts at a price that is greater than, or less than, the Per Note Purchase Price.
          4. Governing Law. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE (OTHER THAN TITLE 14 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO, THESE COURTS.
          5. Waiver of Trial by Jury. EACH OF COUNTERPARTY AND DEALER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF DEALER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

          3. Counterparty hereby agrees (a) to check this Agreement promptly upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to this Agreement, by manually signing this Agreement and providing any other information requested herein and immediately returning an executed copy to Confirmation Unit via 212-615-8985. Hard copies should be returned to Citibank, N.A., 333 West 34th Street, 2nd Floor, New York, New York 10001, Attention: Confirmation Unit.

Yours sincerely, CITIBANK, N.A.
By:	/s/ Herman Hirsch
	Name:	Herman Hirsch
	Title:	Authorized Representative

Confirmed as of the date first above written: SYMANTEC CORPORATION
By:	/s/ Scott C. Taylor
	Name:	Scott C. Taylor
	Title:	EVP, General Counsel & Secretary